                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):  March 4, 1998


                              ITC/\Deltacom, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     0-23253                   58-2301135
----------------------------         -----------              --------------
(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                    File Number)             Identification
                                                              Number)


1241 O.G. Skinner Drive, West Point, Georgia                     31833
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(Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code: (706-645-3880)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events
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Proposed Private Debt Offering

         On February 25, 1998, the Company issued a press release announcing its plans to raise approximately $160 million in a proposed private offering of Senior Notes due 2008. The Notes to be offered will not be registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States unless registered, except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. Enclosed as Exhibit 99 to this Current Report on Form 8-K is the text of the February 25, 1998 press release.

                                      -2-
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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            (c)  Exhibits.

99. Press Release, dated February 25, 1998, regarding the Company's proposed private offering of $160 million of Senior Notes due 2008.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 4, 1998                    ITC/\Deltacom, Inc.



                                        By: /s/ Douglas A. Shumate
                                            ---------------------------
                                            Douglas A. Shumate
                                            Senior Vice President --
                                             Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit Number                    Exhibit
--------------------------------------------------------------------------------

     99.           Press Release, dated February 25, 1998,
                   regarding the Company's proposed private offering of $160 million of Senior Notes due 2008.